SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 6, 2008


                          PRINCETON ACQUISITIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                       2-99174-D                 84-0991764
          --------                       ---------                 ----------
(State or other jurisdiction       (Commission File Number)      (IRS Employer
     of incorporation)                                            I.D. Number)


                         2560 W. Main Street, Suite 200
                               Littleton, CO 80120
                               -------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 303-794-9450


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03.  Amendment to Articles of Incorporation or Bylaws;
            Change in Fiscal Year.


     Effective February 6, 2008, Princeton Acquisitions, Inc. amended its Articles of Incorporation to reverse split its shares of common stock on the basis of 1 share for each 100 shares issued and outstanding. A copy of the Amendment to the Certificate of Incorporation is attached as Exhibit 3.1.


Item 9.01.  Financial Statements and Exhibits.


(d)  Exhibits

Exhibit No.    Description

3.1 Artcles of Amendment of Articles of Incorporation of Princeton Acquisitions, Inc. filed with the Secretary of State of the State of Colorado effective on February 6, 2008.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 11, 2008

                                            Princeton Acquisitions, Inc.

                                            By:   /s/ Robert Lazzeri
                                                  -------------------------
                                                  Robert Lazzeri, President





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